UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 4, 2010

BIOSANTE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Barclay Boulevard Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 478-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On March 4, 2010, BioSante Pharmaceuticals, Inc. (“BioSante”) entered into a placement agent agreement with Rodman & Renshaw, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of shares of BioSante’s common stock and warrants to purchase shares of BioSante’s common stock in a registered direct public offering.  BioSante has agreed to pay the Placement Agent an aggregate fee equal to 2.5% of the gross proceeds received in the offering.  In addition, BioSante has agreed to grant to the placement agent or its designees warrants to purchase shares of BioSante’s common stock equal to an aggregate of 2% of the aggregate number of shares sold in the Placement and reimburse the placement agents for expenses incurred by them in connection with the offering in an amount equal to 0.8% of the gross proceeds received by BioSante in the offering, but in no event in excess of $30,000.

Also on March 4, 2010, BioSante and funds affiliated with two institutional investors entered into a securities purchase agreement, pursuant to which BioSante agreed to sell an aggregate of 10,404,626 shares of its common stock and warrants to purchase a total of 5,202,313 shares of its common stock to such investors for gross proceeds of $18.0 million.  The common stock and warrants were sold in units, with each unit consisting of one share of common stock and a warrant to purchase 0.50 of a share of common stock.  The purchase price per unit is $1.73, which is equal to the closing sale price of BioSante common stock on March 3, 2010.  Subject to certain ownership limitations, the warrants will be exercisable beginning six months and one day after the date of issuance and will expire five years from the date the warrants first become exercisable, at an exercise price of $2.08 per share.  The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance by BioSante of additional securities.

The net proceeds to BioSante from the registered direct public offering, after deducting placement agents fees and expenses (not including the warrants to purchase an aggregate of 208,093 shares of BioSante common stock issued to the placement agent or its designees), BioSante’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the warrants issued in the offering, are expected to be approximately $17.5 million.  The offering is expected to close on or about March 8, 2010, subject to the satisfaction of customary closing conditions.

The shares of common stock, warrants to purchase common stock (including the placement agent warrants) and shares of common stock issuable upon exercise of the warrants will be issued pursuant to a prospectus supplement dated as of March 4, 2010, which was filed with the Securities and Exchange Commission in connection with a takedown from BioSante’s shelf registration statement on Form S-3 (File No. 333-159606), which became effective on June 9, 2009, and the base prospectus dated as of June 9, 2009 contained in such registration statement.  A copy of the opinion of Oppenheimer Wolff & Donnelly LLP relating to the legality of the issuance and sale of the shares of common stock, warrants to purchase common stock and shares of common stock issuable upon exercise of the warrants in the offering is attached as Exhibit 5.1 hereto.

The foregoing summaries of the terms of the placement agent agreement, the securities purchase agreement and the warrants are subject to, and qualified in their entirety by reference to, the placement agent agreement, the securities purchase agreement and the form of warrant, which are filed as Exhibits 1.1, 10.1 and 4.1, respectively, to this report and are incorporated herein by reference.  Each of the placement agent agreement and the securities purchase agreement contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties.  The provisions of the placement agent agreement and the securities purchase agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in BioSante’s filings with the Securities and Exchange Commission.

Item 7.01                                             Regulation FD Disclosure.

On March 4, 2010, BioSante announced the registered direct offering described in Item 1.01 above.  A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by BioSante under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement dated as of March 4, 2010 between BioSante Pharmaceuticals, Inc. and Rodman & Renshaw, LLC

4.1	Form of Common Stock Purchase Warrant to be issued by BioSante Pharmaceuticals, Inc. to the investors and the placements agent in the offering

5.1	Opinion of Oppenheimer Wolff & Donnelly LLP

10.1	Form of Securities Purchase Agreement, dated March 4, 2010, by and between BioSante Pharmaceuticals, Inc. and each of the investors in the offering

23.1	Consent of Oppenheimer Wolff & Donnelly LLP

99.1	News Release issued by BioSante Pharmaceuticals, Inc. on March 4, 2010 announcing the offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSANTE PHARMACEUTICALS, INC.

	By:	/s/ Phillip B. Donenberg
Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary

Dated: March 5, 2010

BIOSANTE PHARMACEUTICALS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
1.1	Placement Agent Agreement dated as of March 4, 2010 between BioSante Pharmaceuticals, Inc. and Rodman & Renshaw, LLC	Filed herewith

4.1	Form of Common Stock Purchase Warrant to be issued by BioSante Pharmaceuticals, Inc. to the investors and the placements agent in the offering	Filed herewith

5.1	Opinion of Oppenheimer Wolff & Donnelly LLP	Filed herewith

10.1	Form of Securities Purchase Agreement, dated March 4, 2010, by and between BioSante Pharmaceuticals, Inc. and each of the investors in the offering	Filed herewith

23.1	Consent of Oppenheimer Wolff & Donnelly LLP	Included in Exhibit 5.1

99.1	News Release issued by BioSante Pharmaceuticals, Inc. on March 4, 2010 announcing the offering	Furnished herewith